 EXHIBIT 10.1

AMENDMENT NO. 2 TO THE F & M BANK CORP.

2020 STOCK INCENTIVE PLAN

WHEREAS, F & M Bank Corp. (the “Company”) maintains the F & M Bank Corp. 2020 Stock Incentive Plan, as amended (the “Plan”);

WHEREAS, pursuant to Section 13(b) of the Plan, the board of directors of the Company (the “Board”) is authorized to amend the Plan; and

WHEREAS, the Board deems it to be in the best interests of the Company to amend the Plan as set forth below.

NOW, THEREFORE, in accordance with the provisions of Section 13(b) of the Plan, the Plan is hereby amended in the following respects:

1. Section 3(a) of the Plan is deleted in its entirety and the following substituted in lieu thereof:

(a) Number of Shares. Subject to adjustment as provided in Section 14, and subject to Section 3(b) and 3(c), a total of 500,000 shares of Company Stock may be issued pursuant to Awards under the Plan. All 500,000 shares of Company Stock issuable under the Plan may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject to disqualifying dispositions within in the meaning of Sections 421 and 422 of the Code).

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved, as amended to date.

[Signature on Following Page]

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IN WITNESS WHEREOF, the undersigned officer of the Company attests that the foregoing Amendment to the F & M Bank Corp. 2020 Stock Incentive Plan was adopted by the Board on September 24, 2026.

F & M BANK CORP.

By:	/s/ Aubrey M. Wilkerson
Aubrey M. Wilkerson
President and Chief Executive Officer

[Signature Page to Amendment No. 2 to the F & M Bank Corp. 2020 Stock Incentive Plan]

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